Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
I, Jerome T. Upton, as Interim President and Chief Executive Officer; Executive Vice President and Chief Financial Officer of Genworth Financial, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:
(1)the accompanying Quarterly Report on Form 10-Q of the Company for the six months ended June 30, 2026 (the “Report”), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: August 6, 2026

/s/ Jerome T. Upton
Jerome T. Upton Interim President and Chief Executive Officer; Executive Vice President and Chief Financial Officer (Principal Executive and Principal Financial Officer)